Exhibit 10.8

                              STOCK OPTION AGREEMENT


          AGREEMENT made as of the 24th day of August, 1999, by and between GBI CAPITAL MANAGEMENT CORP., a Florida corporation (the "Company"), and ___________(the "Executive").

          WHEREAS, on August 24, 1999 (the "Grant Date"), pursuant to the terms and conditions of the GBI Capital Management Corp. 1999 Performance Equity Plan (the "Plan"), the Board of Directors of the Company or the Committee (as such term is defined in the Plan) granted to the Executive of an option (the "Option") to purchase an aggregate of 100,000 shares of the authorized but unissued Common Stock of the Company (the "Common Stock"), conditioned upon the Executive's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan; and

          WHEREAS, the Executive desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

          IT IS AGREED:

          1. Grant of Stock Option. The Company hereby grants the Executive the Option to purchase all or any part of an aggregate of 100,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

          2. Incentive Stock Option. The Option represented hereby is intended to be an Option which qualifies as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended.

          3. Exercise Price. The exercise price of the Option shall be $_______ per share, subject to adjustment as hereinafter provided.

          4. Exercisability. This Option is exercisable, subject to the terms and conditions of the Plan, as follows: (i) the right to purchase ______ of the Option Shares shall be exercisable on and after August 24, 1999, (ii) the right to purchase an additional ______ of the Option Shares shall be exercisable on and after August 24, 2000, (iii) the right to purchase an additional ______ of the Option Shares shall be exercisable on and after August 24, 2001, (iv) the right to purchase an additional _______ of the Option Shares shall be exercisable on and after August 24, 2002, and (v) the right to purchase an additional _______ shares shall be exercisable on and after August 24, 2003. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on _______ (the "Exercise Price").


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          5. Effect of Termination of Employment.

                    5.1 Certain Termination.

                        5.1.1 If Executive's employment is terminated by the Company "for cause," pursuant to paragraph 7(iii) of the Employment Agreement between Gaines, Berland Inc. and Executive dated as of August 24, 1999 ("Employment Agreement"), the Option, whether or not then exercisable, shall immediately expire upon such termination.

                        5.1.2 The Company may, in the event the Executive's employment is terminated by the Company "for cause" pursuant to Section 7(iii), require the Executive to return to the Company the economic value of any Option Shares purchased hereunder by the Executive within the six month period prior to the date of termination. In such event, the Executive hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Option Shares on the date of termination (or the sales price of such Shares if the Option Shares were sold during such six month period) and the Exercise Price of such Shares.

                    5.2 Other Termination. If Executive's employment is terminated for any reason other than as specified in Section 5.1 hereof, then the Option shall not terminate, whether or not then exercisable, and it shall continue to become exercisable pursuant to the schedule provided in Section 4 hereof and, once exercisable, shall continue in full force and effect during the Exercise Period.

                    5.3 No Effect on Incentive Nature. The provisions of Sections 5.1, 5.2 and 5.3, above, shall not affect the "incentive" nature of the Option under Section 422 of the Code until such time as the Executive takes advantage of any provision of Sections 5.1, 5.2 and 5.3 which would violate
Section 422, in which event, the affected portion of the Option shall become "nonincentive" in nature.

                    5.4 Violation of Paragraph 6 of the Employment Agreement. In the event that, Executive breaches the provisions of paragraph 6 of the Employment Agreement, the Board, in its sole discretion, may require such Executive to return to the Company the economic value of any Option Shares purchased hereunder by the Executive within the six month period prior to the date of termination of employment and may cancel any unexercised options. In such event, Executive agrees to remit the economic value to the Company in accordance with Section 5.1.2.

          6. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Executive for Federal income tax purposes with respect to the Option, the Executive shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Executive from the Company.




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          7. Adjustments. In the event of any reorganization, consolidation, dividend (other than cash dividend), stock split, reverse stock split, or other similar change in corporate structure affecting the number of issued shares of Common Stock as a whole, the Company shall proportionally adjust the number and kind of Option Shares and the exercise price of the Option in order to prevent the dilution or enlargement of the Executive's proportionate interest in the Company and his rights hereunder, provided that the number of Option Shares shall always be a whole number.

          8. Method of Exercise.

                    8.1 Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

                    8.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Executive as soon as practicable after payment therefor.

                    8.3 Payment of Purchase Price.

                        8.3.1 Cash Payment. The Executive shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                        8.3.2 Cashless Payment. At the election of the Executive, the purchase price for any or all of the Option Shares to be acquired may be paid by: (i) the surrender of shares of Common Stock of the Company held by or for the account of the Executive with a "fair market value" equal to the purchase price multiplied by the number of Option Shares to be purchased, or
(ii) the surrender of any exercisable but unexercised portion of the Option having a "value" equal to the purchase price multiplied by the number of Option Shares to be purchased. In either case, the fair market value of the surrendered shares or the value of the options shall be determined as of the date of exercise as follows: "Fair market value" of the Common Stock means, as of the exercise date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last day trading day preceding such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or
(ii) above, such price as the Company shall determine, in good faith. The "value" of a surrendered portion of the Option means, as of the exercise date,


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an amount equal to the excess of the total fair market value of the shares of
Common Stock underlying the surrendered portion of the Option (as determined in accordance with the immediately preceding sentence) over the total purchase price of such shares of Common Stock underlying the surrendered portion of the Option. The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

                        8.3.3 Payment Through Bank or Broker. At the election of the Executive, the Executive may make arrangements satisfactory to the Company with a Bank or broker who is a member of the National Association of Securities Dealers, Inc. to either (a) sell on the exercise date a sufficient number of the Option Shares being purchased so that the net proceeds of the sale transaction will at least equal the Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of any applicable withholding taxes and pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of any applicable withholding taxes to the Company on a date satisfactory to the Company, but no later than the date on which the sale transaction would settle in the ordinary course of business or (b) obtain a "margin commitment" from the bank or broker pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of any applicable withholding taxes to the Company, immediately upon receipt of the Option Shares.

                        8.3.4 Payment Price of Withholding Tax. Any required withholding tax may be paid in cash or with Common Stock in accordance with Sections 8.3.1., 8.3.2. or 8.3.3

                        8.3.5 Exchange Act Compliance. Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934; (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

          9. Nonassignability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Executive. No transfer of the Option by the Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

          10. Company Representations. The Company hereby represents and warrants to the Executive that:



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                    (1) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

                    (2) the Option Shares, when issued and delivered by the Company to the Executive in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

          11. Executive Representations. The Executive hereby represents and warrants to the Company that

                    (1) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

                    (2) he has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                    (3) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by his unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                    (4) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                    (5) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                    (6) The certificates evidencing the Option Shares shall bear the following legend:

                    "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."


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

          12. Restriction on Transfer of Option Shares. Anything in this Agreement to the contrary notwithstanding, the Executive hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Executive has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

          13. Miscellaneous.

                    13.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Executive at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

                    13.2 Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

                    13.3 Stockholder Rights. The Executive shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

                    13.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                    13.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Executive and the Company.

                    13.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

                    13.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

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                    13.8 Headings. The headings contained herein are for the
sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.


         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

Executive:                                  GBI CAPITAL MANAGEMENT CORP.


______________________________              By: ______________________________
                                                Richard Rosenstock, President


Address of Executive:                           Address of Company

                                                1055 Stewart Avenue
______________________________                  Bethpage, New York 11714

______________________________

______________________________



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


                      FORM OF NOTICE OF EXERCISE OF OPTION

________________________
           DATE

GBI Capital Management Corp.
1055 Stewart Avenue
Bethpage, NY 11714
Attention:  Stock Option Committee of Board of Directors

                  Re:      Purchase of Option Shares

Gentlemen:

         In accordance with my Stock Option Agreement dated as of August 24, 1999 ("Agreement") with GBI Capital Management Corp. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock ("Common Stock"), which are being purchased for investment and not for resale.

         As payment for my shares, enclosed is (check and complete applicable box[es]):

          |_| a [personal check] [certified check] [bank check] payable to the order of "GBI Capital Management Corp." in the sum of $_________;

          |_| confirmation of wire transfer in the amount of $_____________; and/or

          |_| certificate for ____ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Agreement) of $---------.

          |_| I hereby surrender that portion of the unexercised, but exercisable, portion of the Option having a value equal to the purchase price multiplied by the number of shares of Common Stock being purchased hereunder, to wit: the Option to purchase _____ Option Shares.

          |_| through broker payment as provided in Section 8.3.3 (see broker letter attached)

         I hereby represent, warrant to, and agree with, the Company that

          (i) I am acquiring the Option Shares for my own account and not with a view towards the distribution thereof;

          (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

          (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

          (iv) I understand I am subject to the Company's Insider Trading Policy and have received a copy of such policy as of the date of this Agreement;

          (v) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

          (vi) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

          (vii) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

          (viii) in my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's 1999 Performance Equity Plan and this Agreement; and

          (ix) the certificates evidencing the Option Shares shall bear the following legend:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."


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         Kindly forward to me my certificate at your earliest convenience.

         Very truly yours,


         ------------------------------     ------------------------------
         (Signature)                       (Address)


         ------------------------------     ------------------------------
         (Print Name)                      (Address)


                                            ------------------------------
                                           (Social Security Number)


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